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                                                                Exhibit 23.3

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-4 of Delhaize America, Inc. of our report dated January 21, 1999 relating to the financial statements appearing in Hannaford Bros. Co.'s Annual Report on Form 10-K for the fiscal year ended January 2, 1999. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1.

/s/ PricewaterhouseCoopers LLP

Portland, Maine
December 30, 1999